Voya Large-Cap Growth Fund

Voya Large Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

[August 9], 2021

Dear Shareholder:

On behalf of the Boards of Directors/Trustees (the "Board"), we are pleased to invite you to a special meeting of shareholders (the "Special Meeting") of Voya Large-Cap Growth Fund ("LCG Fund"), a series of Voya Equity Trust, Voya Large Cap Growth Portfolio ("LCG Portfolio"), a series of Voya Investors Trust, and VY® T. Rowe Price Growth Equity Portfolio ("TRP Growth"), a series of Voya Partners, Inc. (each a "Fund" and collectively, the "Funds"). The Special Meeting is scheduled for 1:00 p.m. (local time) on October 7, 2021. In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Special Meeting online by visiting meetings.computershare.com/M9PUAC7 where you will be able to listen to the Special Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. You will need your unique control number, which appears on the proxy ballot sent to you. The control number can be found in the shaded box. Please see the "How do I attend the virtual Special Meeting?" section of the proxy statement for more details regarding the logistics of the virtual format of the Special Meeting. You will not be able to attend the meeting physically.

At the Special Meeting, shareholders of each Fund will be asked to vote on a change in the Fund's sub-classification from "diversified" to "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act") ("Proposal One"), and shareholders of LCG Portfolio will be asked to approve a proposal to authorize Voya Investments, LLC to hire and replace unaffiliated and certain affiliated sub-advisers and modify sub-advisory agreements without shareholder approval ("Proposal Two").

With respect to shares of LCG Portfolio and TRP Growth, your shares have been purchased or acquired by you or at your direction through your qualified pension or retirement plan (collectively, "Qualified Plans") or, at your direction, by your insurance company through its separate accounts to serve as investment options under your variable annuity contract or variable life insurance policy.

Formal notice of the Special Meeting appears after this letter, followed by the proxy statement (the "Proxy Statement"). The Proposals are discussed in detail in the enclosed Proxy Statement, which you should read carefully. After careful consideration, the Board recommends that you vote "FOR" the Proposals.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than [October 6], 2021.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

[ ]

Dina Santoro

President

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Notice of Special Meeting of Shareholders

of

Voya Large-Cap Growth Fund

Voya Large Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

Scheduled for October 7, 2021

To the Shareholders:

NOTICE IS HEREBY GIVEN of a combined special meeting of the shareholders (the "Special Meeting") of Voya Large-Cap Growth Fund ("LCG Fund"), a series of Voya Equity Trust ("VET"), Voya Large Cap Growth Portfolio ("LCG Portfolio"), a series of Voya Investors Trust ("VIT"), and VY® T. Rowe Price Growth Equity Portfolio ("TRP Growth"), a series of Voya Partners, Inc. ("VPI"), (each a "Fund" and collectively, the "Funds"), scheduled for 1:00 p.m. (local time) on October 7, 2021. In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online at meetings.computershare.com/M9PUAC7 where you will be able to listen to the Special Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the "How do I attend the virtual Special Meeting?" section of the enclosed proxy statement (the "Proxy Statement") for more details regarding the logistics of the Special Meeting, including the ability to submit questions, and technical details and support related to accessing the virtual platform for the Special Meeting. You will not be able to attend the meeting physically.

The Special Meeting is called for the following purposes:

1.Shareholders of each Fund will be asked to approve a change in the sub-classification under the Investment Company Act of 1940, as amended, of their respective Fund from "diversified" to "non- diversified", including the elimination of the related fundamental investment restriction for each Fund ("Proposal One"); and

2.Shareholders of LCG Portfolio will be asked to approve a proposal to authorize Voya Investments, LLC, in its capacity as LCG Portfolio's investment adviser, to hire and replace sub-advisers and modify sub- advisory agreements, with the approval of the Board of LCG Portfolio, but without obtaining shareholder approval ("Proposal Two"); and

3.To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the "Proxy Statement") carefully for information concerning Proposal One and Proposal Two (the "Proposals") to be placed before the Special Meeting.

The Board recommends that you vote "FOR" the Proposals.

Shareholders of record as of the close of business on July 12, 2021, are entitled to notice of, and to vote at, the Special Meeting, and to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than October 6, 2021, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Funds or by voting in person at the Special Meeting.

By the Order of the Board,

/s/ Joanne F. Osberg

Joanne F. Osberg

Secretary

August 9, 2021

PROXY STATEMENT

August 9, 2021

Voya Large-Cap Growth Fund

Voya Large Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

Special Meeting of Shareholders

Scheduled for October 7, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on October 7, 2021

This Proxy Statement and Notice of Special Meeting of Shareholders are

available at: [www.proxyvote.com/voya]

TABLE OF CONTENTS

Introduction
What is Happening?	1
Why did you send me this booklet?	1
Who is eligible to vote?	2
How do I vote?	2
How does the Board recommend that I vote?	2
When and where will the Special Meeting be held?	2
How do I attend the virtual Special Meeting?	3
How can I obtain more information about each Fund?	3
Who are the key service providers to each Fund?	4
Proposal One – Approval of a Change of Sub-Classification from	5
"Diversified" to "Non-Diversified"
What is Proposal One?	5
Why is a Change of Sub-Classification Proposed?	6
What is the impact on the risk profile of the Funds?	7
How does the Board recommend that I vote?	7
What factors were considered by the Board?	7
What is the required vote?	7
What happens if shareholders of a Fund do not approve Proposal One?	8
Proposal Two – Approval to Authorize the Adviser to Enter into and	9
Materially Amend Certain Sub-Advisory Agreements Without
Shareholder Approval
What is Proposal Two?	9
How does the Board of LCG Portfolio recommend that I vote?	10
What factors were considered by the Board of LCG Portfolio?	10
What is the required vote?	11
What happens if shareholders of LCG Portfolio do not approve Proposal	12
Two?
Appendix A: Security Ownership of Certain Beneficial and Record	18
Owners

INTRODUCTION

Voya Large-Cap Growth Fund

Voya Large Cap Growth Portfolio

VY® T. Rowe Price Growth Equity Portfolio (each a "Fund," and collectively the "Funds")

What is Happening?

The Boards of Directors/Trustees (the "Board") of each of Voya Equity Trust ("VET"), Voya Investors Trust ("VIT"), and Voya Partners, Inc. ("VPI"), on behalf of Voya Large-Cap Growth Fund ("LCG Fund"), Voya Large Cap Growth Portfolio ("LCG Portfolio"), and VY® T. Rowe Price Growth Equity Portfolio ("TRP Growth"), respectively, is sending this proxy statement (the "Proxy Statement"), the attached Notice of Special Meeting of Shareholders and the enclosed Proxy Ballot on or about August 9, 2021.

At the special meeting (the "Special Meeting"), shareholders of each Fund will be asked to approve a change in the sub-classification of their respective Fund from "diversified" to "non-diversified" (the "Change of Sub-Classification"). Additionally, shareholders of LCG Portfolio will also be asked to approve a proposal to authorize Voya Investments, LLC ("Voya Investments" or the "Adviser"), in its capacity as LCG Portfolio's investment adviser, to hire and replace sub-advisers and modify sub-advisory agreements with the approval of the Board of LCG Portfolio, but without shareholder approval. The Special Meeting is being held to transact such other business, not currently contemplated, as may properly come before the Special Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes the Proxy Statement and a Proxy Ballot, as applicable, for each Fund in which you have an interest. It provides you with information you should review before voting or providing voting instructions on the matters listed below and in the Notice of Special Meeting of Shareholders.

[With respect to shares of LCG Portfolio and TRP Growth, your shares have been purchased by you or at your direction through your qualified pension or retirement plan ("Qualified Plans") or, at your direction, by your insurance company through its separate accounts ("Separate Accounts") to serve as an investment option under your variable annuity and/or variable life contract ("Variable Contract").] The insurance companies and Qualified Plans or their trustees, as record owners of LCG Portfolio and TRP Growth's shares, are, in most cases, the true "shareholders" of the Fund; however, participants in Qualified Plans ("Plan Participants") or holders of Variable Contracts ("Variable Contracts Holders") may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, with respect to LCG Portfolio and TRP Growth, references to "shareholder" or "you" throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on a Proposal, unless the context indicates otherwise. Similarly, for ease of reading, references to "voting" or "vote," in the case of Variable Contracts Holders or Plan Participants, refer to the voting instructions provided by them.

Who is eligible to vote?

Shareholders of record holding an investment in shares of a Fund as of the close of business on July 12, 2021 (the "Record Date") are eligible to vote at the Special Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•At the Special Meeting Over the Internet. The Special Meeting will be held entirely online in light of the on-going public health concerns regarding the COVID-19 pandemic. Shareholders of record as of July 12, 2021, will be able to attend and participate in the Special Meeting by visiting meetings.computershare.com/M9PUAC7. Even if you plan to attend the Special Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the "How do I attend the virtual Special Meeting?" section below for more details regarding the logistics of the virtual format of the Special Meeting.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received no later than 5:00 p.m. (local time), on October 6, 2021.

How does the Board recommend that I vote?

After carefully reviewing each Proposal, the Directors/Trustees have determined that the Proposals are in the best interests of the shareholders of each Fund. The Board recommends that shareholders vote "FOR" the Proposals.

When and where will the Special Meeting be held?

In light of the on-going public health concerns regarding the COVID-19 pandemic, the Special Meeting is scheduled to be held virtually online on October 7, 2021, at 1:00 p.m. (local time).

How do I attend the virtual Special Meeting?

There is no physical location for the Special Meeting. In order to attend the virtual Special Meeting, please visit meetings.computershare.com/M9PUAC7 and follow the instructions as outlined on the website.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Special Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Special Meeting.

Access to the Audio Webcast of the Special Meeting. The live audio webcast of the meeting will begin promptly at 1:00 p.m. (local time) on October 7, 2021. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting prior to the start time.

Log in Instructions. To attend the Special Meeting, Shareholders must visit meetings.computershare.com/M9PUAC7 .  Shareholders will need their control number located on the Proxy Ballot.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Special Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Special Meeting.

Technical Assistance. Beginning 30 minutes prior to the start of and during the meeting, we will have our support team ready to assist shareholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check- in or meeting time, visit the support link provided on the meeting website.

How can I obtain more information about each Fund?

Should you have any questions about a Fund, please do not hesitate to contact Shareholder Services toll free at 1-800-992-0180 for LCG Fund 1-800-366- 0066 for LCG Portfolio, or 1-800-262-3862 for TRP Growth. A copy of the current annual reports and most recent semi-annual reports of each Fund are available, without charge, on the Internet at www.individuals.voya.com/literature or by contacting the Funds at:

Voya Investment Management

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

1-800-992-0180

Who are the key service providers to each Fund?

Voya Investments, LLC ("Voya Investments" or the "Adviser") serves as the investment adviser to each Fund. Voya Investment Management Co. LLC ("Voya IM") serves as the sub-adviser to both LCG Fund and LCG Portfolio, and T. Rowe Price Associates, Inc. serves as sub-adviser to TRP Growth. Voya Investments Distributor, LLC (the "Distributor") serves as the distributor for each Fund.

PROPOSAL ONE – APPROVAL OF A CHANGE OF SUB-CLASSIFICATION

FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"

What is Proposal One?

In May 2021, following their consideration of recommendations by Voya Investments, the Board of Voya Large-Cap Growth Fund ("LCG Fund"), Voya Large Cap Growth Portfolio ("LCG Portfolio") and VY® T. Rowe Price Growth Equity Portfolio ("TRP Growth") approved a change of each Fund's sub- classification (a "Change of Sub-Classification") from "diversified" to "non- diversified," as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). At the Special Meeting, the Change of Sub- Classification, including elimination of the related fundamental policy, will be submitted to each Fund's shareholders for approval.

The Funds are currently sub-classified as diversified for purposes of Section 5(b)(1) of the 1940 Act. In addition, each Fund is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified fund. As a diversified fund, each Fund is generally limited as to the amount it may invest in any single issuer. The 1940 Act requires that, to qualify as a "diversified" fund, a fund may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of that issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any "Government security." A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of the fund's total assets are not subject to this restriction. This means that, with respect to the remaining 25% of the fund's total assets, a diversified fund may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer's outstanding voting securities. By changing its sub-classification to "non-diversified" and eliminating the related fundamental investment restriction, each Fund would no longer be subject to these limitations. Accordingly, the change would give the Funds the ability to invest a greater percentage of their assets in the securities of a smaller number of issuers or any one issuer than a diversified fund. Under the 1940 Act, shareholder approval is necessary for a change in sub-classification from "diversified" to "non-diversified."

Each Fund's diversified sub-classification is reflected in a fundamental policy requiring it to meet the diversification requirements. Each Fund's policy is shown below:

LCG Fund will not: (1) invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to this restriction and the Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies, and restrictions as the Fund. This restriction also does not apply to investments by the Fund in securities of the U.S. government or any of its agencies and instrumentalities;

LCG Portfolio shall be a diversified company as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

TRP Growth will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result: (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer; or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This 75% limitation shall not apply to securities issued by other investment companies.

The vote to approve the Change of Sub-Classification will include a vote to eliminate those sub-classification policies.

Why is a Change of Sub-Classification Proposed?

Each Fund's benchmark is the Russell 1000-Growth Index ("Index"). The Index has become increasingly concentrated in mega-cap technologies companies and the Sub-Advisers to the Funds believe this market concentration is likely to persist. Although each Fund is an actively managed fund, and not an index fund, it is expected that each Fund will invest in such mega-cap companies, but to underweight or overweight such holdings relative to the Index based on the sub- adviser's evaluation of those companies. As a result, if a Fund were to hold positions in those companies approximating their weights in the Index, the Fund would likely fail to meet its diversification test because of the sizes of those positions compared to the value of the Fund's assets. In other words, because of the limits on the Funds' investments in these companies due to their diversified sub-classification, the Funds are in many cases meaningfully underweight those companies compared to the Index, even where the portfolio managers have a positive view of those companies and, thus, would prefer an equal weight or overweight position in such companies relative to the Index. The Change of Sub- Classification will provide each Fund the flexibility to avoid such underweight positions. The Sub-Adviser to each Fund has confirmed that the Change of Sub- Classification will not materially change the key tenets of any Fund's investment philosophy, and will allow the investment team flexibility to express its conviction in larger names held by the Index.

What is the impact on the risk profile of the Funds?

The increased investment flexibility to invest a larger portion of its assets in securities of a smaller number of issuers makes each Fund more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies will have a greater effect on the Fund's performance. The Change of Sub-Classification would likely result in a reduction of the Funds' underweights to the large positions in the Index, likely reducing dispersion from Index returns but increasing stock- specific risk. The Adviser expects the overall active risk of the Funds relative to the Index to decrease if the Change of Sub-Classification is approved. Active risk is the difference between a fund's return and the return of the fund's benchmark index.

How does the Board recommend that I vote?

Following its consideration of Voya Investments' recommendation to approve the Proposal, the Board recommends that shareholders vote "FOR" the Proposal.

What factors were considered by the Board?

The Board met during a meeting held on May 27, 2021 (the "Board Meeting") to evaluate and consider whether to approve the Change of Sub-Classification. During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the proposed change in sub-classification. The Board was provided with information both in writing and during oral presentations provided to the Board at the Board Meeting, to its Investment Review Committee E (the "IRC-E") at a meeting of the Committee held on May 26, 2021 and to its Contracts Committee on May 21, 2021. After the presentations to and consideration by the IRC-E and the Contracts Committee, each Committee recommended approval of Change of Sub- Classification. In reaching their decision to approve the change in sub- classification, no single factor was determinative in the Directors/Trustees' analysis. Rather, the Directors/Trustees considered a variety of factors, including, without limitation, (1) the ability of each sub-adviser to avoid underweight positions in certain mega-cap companies when the sub-adviser has a favorable view of such companies, (2) the representations that the Adviser and the sub- advisers support this change, (3) the explanation by the Adviser that the change would not materially change any Fund's key investment tenets, (4) the potential effects of the Change of Sub-Classification on the respective Fund and its risk profile, and (5) the estimated costs of obtaining the required shareholder approvals and implementing these changes and who would bear those costs.

What is the required vote?

Approval of Proposal One on behalf of each Fund requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. Shareholders of each Fund will vote separately as a single class

What happens if shareholders of a Fund do not approve Proposal One?

Shareholders of each Fund will be voting separately on a Fund-by-Fund basis. If one Fund's shareholders do not approve Proposal One, that will not impact another Fund whose shareholders approve Proposal One. If shareholders of a Fund do not approve Proposal One, the Fund will continue to operate as a

"diversified" fund and the related fundamental investment restriction will remain in effect.

PROPOSAL TWO – APPROVAL TO AUTHORIZE THE ADVISER TO ENTER

INTO AND MATERIALLY AMEND CERTAIN SUB-ADVISORY

AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

What is Proposal Two?

Shareholders of Voya Large Cap Growth Portfolio ("LCG Portfolio"), a series of Voya Investors Trust ("VIT" or the "Trust"), are being asked to approve manager- of-managers authority for LCG Portfolio pursuant to which the Adviser may enter into sub-advisory agreements or materially amend existing sub-advisory agreements with unaffiliated and certain affiliated sub-advisers, subject to approval by the Fund's Board but without obtaining shareholder approval.

Section 15(a) of the 1940 Act provides that a person may not act as a sub-adviser to a mutual fund unless the related sub-advisory agreement has been approved by the fund's shareholders. In June 2013, the SEC granted the Trust and Adviser exemptive relief (the "MoM Order") permitting the Adviser to enter into or amend sub-advisory agreements relating to the series of the Trust, including LCG Portfolio, without shareholder approval, so long as the shareholders of that series have authorized the Trust and Adviser to rely on the Order. Following the issuance of the MoM Order and initial authorization by shareholders of LCG Portfolio to rely on the Order, the LCG Portfolio received assets in a fund substitution pursuant to a separate SEC order. As a condition of this substitution, the LCG Portfolio was unable to rely upon the MoM Order until such time that the LCG Portfolio obtained shareholder approval to do so.

The agreement or amendment must be approved by the Board of LCG Portfolio, including a majority of the Trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act. The relief provided in the MoM Order extends to a sub-advisory agreement with any sub-adviser that is (1) an unaffiliated person of a sub-advised Fund; (2) an indirect or direct "wholly-owned subsidiary" (as that term is defined in the 1940 Act) of the Adviser for the Fund; or (3) a sister company of the Adviser for the Fund that is an indirect or direct "wholly-owned subsidiary" (as that term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns the Adviser. The MoM Order permits the Adviser and Trust to select new sub-advisers and to materially amend certain investment sub-advisory agreements without obtaining shareholder approval, provided shareholders have approved the operation of the Fund in the manner described in the MoM Order.

Under the MoM Order, the Adviser is subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected. Among these conditions are that, within ninety (90) days of the hiring of a new sub-adviser, shareholders of the Fund will be furnished with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement. Also, as noted above, shareholders must approve the Adviser's and the Fund's authority to enter into and materially amend certain investment sub- advisory agreements.

In order to obtain shareholder approval of new or materially amended sub- advisory agreements in the absence of the MoM Order, a Fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board of LCG Portfolio believes that it is in the best interests of shareholders if the Board of LCG Portfolio represents their interests in approving or rejecting recommendations made by the Adviser regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes. Accordingly, the Board of LCG Portfolio and the Adviser are asking shareholders to grant authority to the Adviser and the Trust to hire and replace unaffiliated and certain affiliated sub-advisers and modify sub- advisory agreements in reliance on the MoM Order, with the approval of the Board of LCG Portfolio, but without obtaining additional shareholder approval.

Shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by the LCG Portfolio.

How does the Board of LCG Portfolio recommend that I vote?

Following its consideration of Voya Investments' recommendation that it approve the Proposal, the Board of LCG Portfolio recommends that shareholders vote "FOR" the Proposal.

What factors were considered by the Board of LCG Portfolio?

In determining whether or not it was appropriate to approve the proposed Manager-of-Managers arrangement and to recommend approval of such arrangements to the shareholders of LCG Portfolio, the Board, including the independent trustees, considered certain information and representations provided by the Adviser. Further, the independent trustees were advised by independent legal counsel with respect to these matters.

After carefully considering the MoM Order and the Adviser's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision, and evaluation of sub- advisers to be conducted by the Adviser. The Board also believes that this approach would be consistent with shareholders' expectations that the Adviser will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the sub-adviser selection and engagement process. The Board, including a majority of the independent trustees, will continue to evaluate and consider for approval all new or amended sub-advisory agreements. In addition, under the 1940 Act and the terms of the sub-advisory agreements, the Board, including a majority of the independent trustees, is required to review annually and consider for renewal the agreement after the initial term. Upon entering into, renewing or amending a sub-advisory agreement, the Adviser and the sub-advisers have a legal duty to provide to the Board information on pertinent factors.

The Board also considered that shareholder approval of Proposal Two will not result in an increase or decrease in the total amount of investment advisory fees paid by LCG Portfolio to the Adviser. When engaging sub-advisers and entering into sub-advisory agreements, the Adviser has negotiated and will continue to negotiate fees with sub-advisers. These fees are paid directly by the Adviser and not by LCG Portfolio. Therefore, any fee reduction or increase negotiated by the Adviser may be either beneficial or detrimental to the Adviser. The fees paid by the Fund to the Adviser and the fees paid by the Adviser to the sub-advisers are considered by the Board in approving and renewing the investment management and sub-advisory agreements. Any increase in the investment management fee paid to the Adviser by the Fund would continue to require shareholder approval. If shareholders approve Proposal Two, the Adviser, pursuant to its Investment Management Agreement and other agreements, will continue to provide the same level of management and administrative services to LCG Portfolio as the Adviser is currently providing. The Board further considered the Adviser's representation that although the estimated cost of the proxy solicitation regarding this proposal would be considered an expense of the LCG Portfolio, this expense would be indirectly borne by the Adviser due to its expense limitation agreement with the LCG Portfolio.

The Board concluded that it is appropriate and in the best interests of LCG Portfolio's shareholders to provide the Adviser and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Fund to operate more efficiently. Currently, to appoint an unaffiliated sub-adviser to the Fund or to materially amend a sub-advisory agreement with an unaffiliated sub-adviser, LCG Portfolio must call and hold a shareholder meeting, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. In addition, if a sub-adviser to the Fund is acquired or there is a change of control of the sub-adviser that results in the "assignment" of the sub-advisory agreement with the Adviser, the Fund currently must seek approval of a new sub-advisory agreement from shareholders of the Fund, even when there will be no change in the persons managing the Fund or no change to the services provided to the Fund. This process is time-consuming and costly, and some of the costs may be borne by the Fund. Without the delay inherent in holding a shareholder meeting, the Adviser and the Fund would be able to act more quickly to appoint an unaffiliated sub-adviser with less expense when the Board and the Adviser believe that the appointment would benefit LCG Portfolio.

What is the required vote?

Approval of Proposal Two by LCG Portfolio's shareholders requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund or (ii) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50%

of the outstanding voting securities of the Fund are present at the Meeting in person or represented by proxy.

What happens if shareholders of LCG Portfolio do not approve Proposal Two?

If shareholders of LCG Portfolio do not approve Proposal Two, LCG Portfolio will not be able to rely on the MoM Order and the Adviser will not have the authority to hire or replace sub-advisors or modify sub-advisory agreements without first obtaining shareholder approval.

General Information about the Proxy Statement

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of the shareholders of each of LCG Fund, LCG Portfolio, and TRP Growth.

How is my proxy being solicited?

For LCG Portfolio and TRP Growth, solicitation of proxies or voting instructions is being made primarily by the mailing of the Notice of Special Meeting, this Proxy Statement, and the Proxy Ballot on or about August 9, 2021. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

LCG Fund has retained Computershare (the "Solicitor") to assist in the solicitation of proxies, at an estimated cost of $18,700 which will be paid by the Adviser. As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of LCG Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor's representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder's instructions on the proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-866-859-8682. In addition to solicitation by mail, certain officers and representatives of LCG Fund, officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg, Secretary, Paul A. Caldarelli, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke their proxy at any time prior to its use by filing with LCG Fund, LCG Portfolio or TRP Growth, as applicable, a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting may vote by ballot at the Special Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented at the Special Meeting, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of LCG Fund, LCG Portfolio or TRP Growth is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote, and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. With respect to LCG Fund, holders of a majority of outstanding shares of the Fund, present in person or by proxy, shall constitute a quorum for the transaction of business. With respect to LCG Portfolio, the holders of thirty percent of the outstanding shares of the Fund, present in person or by proxy, shall constitute a quorum for the transaction of business. With respect to TRP Growth, the presence of shareholders, in person or by proxy, representing a majority of all the votes entitled to be cast shall constitute a quorum for the transaction of business.

Adjournments

If a quorum is not present at the Special Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, your proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with the organizational documents of VET, VIT or VPI, as applicable, and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Abstentions

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded in determining the "votes cast" on a proposal.

Additional Voting Information

The Separate Accounts and Qualified Plans are the record owners of the shares of LCG Portfolio and TRP Growth. The Qualified Plans and Separate Accounts will vote LCG Portfolio and TRP Growth's shares at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts or Qualified Plans. Neither LCG Portfolio or TRP Growth imposes any requirement that a minimum percentage of voting instructions be received, before counting the Separate Accounts and Qualified Plans as the LCG Portfolio or TRP Growth's shareholders in determining whether a quorum is present.

Where Variable Contract Holders and Plan Participants fail to give instructions as to how to vote their shares, the Qualified Plans and Separate Accounts will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders and Plan Participants who voted. The effect of proportional voting is that if a large number of Variable Contract Holders and Plan Participants fail to give voting instructions, a small number of Variable Contract Holders and Plan Participants may determine the outcome of the vote. Because a significant percentage of LCG Portfolio and TRP Growth's shares are held by Separate Accounts, which use proportional voting, the presence of such Separate Accounts at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting.

How many shares are outstanding?

The following shares of beneficial interest of the Funds were outstanding as of the Record Date and entitled to vote:

Voya Large-Cap Growth Fund

Class	Shares
A
B
C
I
P3
Q
R
R6
T
W
Voya Large Cap Growth Portfolio

Class	Shares
ADV
I
R6
S
S2
VY® T. Rowe Price Growth Equity Portfolio

Class	Shares
ADV
I
R6
S
S2

Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of the Record Date, no current Director/Trustee owns 1% or more of the outstanding shares of any class of LCG Fund, LCG Portfolio or TRP Growth, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of any class of LCG Fund, LCG Portfolio or TRP Growth.

Appendix A hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of LCG Fund, LCG Portfolio or TRP Growth.

Can shareholders submit proposals for a future shareholder meeting?

None of the Funds are required to hold annual meetings and none of the Funds currently intend to hold such meetings unless shareholder action is required by law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder of record, unless LCG Fund, LCG Portfolio or TRP Growth has received contrary instructions from one or more of the household's shareholders. If you need an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180. If in the future, you do not wish to combine or wish to recombine the mailing of a proxy statement with household members, please inform LCG Fund, LCG Portfolio or TRP Growth in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or via telephone at 1-800-992-0180.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

/s/ Joanne F. Osberg

Joanne F. Osberg

Secretary

August 9, 2021

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

APPENDIX A: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND

RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of July 12, 2021:

Voya Large-Cap Growth Fund

Percent of Class
of
	Shares and Type	Percentage
Name and Address of	of	of
Shareholder	Ownership	Fund

Voya Large Cap Growth Portfolio

Percent of Class
of
	Shares and Type	Percentage
Name and Address of	of	of
Shareholder	Ownership	Fund

VY® T. Rowe Price Growth Equity Portfolio

Percent of Class
of
	Shares and Type	Percentage
Name and Address of	of	of
Shareholder	Ownership	Fund

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON October 7, 2021.

D57553-S27396	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS.

1.APPROVAL OF A CHANGE OF SUB-CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"

2.APPROVAL TO AUTHORIZE THE ADVISER TO ENTER INTO AND MATERIALLY AMEND CERTAIN SUB-ADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

For Against Abstain

! ! !

! ! !

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on

October 7, 2021:

The Proxy Statement for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

D57554-S27396

VOYA LARGE CAP GROWTH PORTOLIO

VOYA LARGE CAP GROWTH FUND

VY T ROWE PRICE GROWTH EQUITY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [TBD] and [TBD], or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 7, 2021 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: [TBD].

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the online directions.

VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON October 7, 2021.

D57555-S27396	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSAL.

For Against Abstain

1. APPROVAL OF A CHANGE OF SUB-CLASSIFICATION FROM "DIVERSIFIED" TO "NON-DIVERSIFIED"	!	!	!

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on

October 7, 2021:

The Proxy Statement for the Special Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/VOYA.

D57556-S27396

VOYA LARGE CAP GROWTH PORTOLIO

VOYA LARGE CAP GROWTH FUND

VY T ROWE PRICE GROWTH EQUITY PORTFOLIO

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints [TBD] and [TBD], or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually on October 7, 2021 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: [TBD].

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ROPES & GRAY LLP

PRUDENTIAL TOWER

800 BOYLSTON STREET

BOSTON, MA 02199-3600

WWW.ROPESGRAY.COM

July 9, 2021	Jessica Reece
T +1 617 235 4636
Jessica.reece@ropesgray.com

BY EDGAR

Filing Desk

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Voya Equity Trust (Registration Nos. 333-56881 and 811-08817), Voya Investors Trust (Registration Nos. 033-23512 and 811- 05629) and Voya Partners, Inc. (Registration Nos. 333- 32575 and 811-08319) (collectively, the "Registrants")

Ladies and Gentlemen:

On behalf of the Registrants, we are filing today through EDGAR, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, a copy of the Registrants' preliminary proxy statement relating to the October 7, 2021 special meeting of shareholders. The meeting is being called for the purposes described in the enclosed proxy statement. Copies of the proxy statement are expected to be mailed to the Fund's shareholders beginning on or about August 9, 2021.

Please direct any questions concerning this filing to the undersigned at (617) 235-4975.

Very truly yours,

/s/ Jessica Reece

Jessica Reece